Exhibit 10.65



                           AGREEMENT OF LEASE RENEWAL

                                  BY AND AMONG

            MARIANNE B. JARDINE, OR HER SUCCESSOR, TRUSTEE UNDER THE MARIANNE B. JARDINE REVOCABLE TRUST DATED SEPTEMBER 15, 1992

                                    LANDLORD

                       RHODE ISLAND STUDENT LOAN AUTHORITY

                                     TENANT



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                                                                   Exhibit 10.65


                              TERMS AND CONDITIONS

                                    Reference

         Subjects Referred To. Each Reference in this Lease Renewal to any of the following subjects shall be construed to incorporate the data for that subject in this Article:

PARTIES:

         Landlord: Marianne B. Jardine, or her successor, Trustee under the Marianne B. Jardine Revocable Trust dated September 15, 1992.

         MANAGING AGENT:  NA

         LANDLORD'S ADDRESS FOR NOTICE:

                                    Summer - 80 Hillside Street
                                    Saunderstown, RI  02874
                                    Winter - 1341 Middle Gulf Drive 1-B
                                    Sanibel, FL  33957

         CHECKS TO:                 Marianne B. Jardine as Trustee

         TENANT:                    RHODE  ISLAND STUDENT LOAN AUTHORITY

         TENANT'S ADDRESS FOR BILLING AND NOTICE:

                                    ATTN:  Executive Director
                                    560 Jefferson Boulevard
                                    Warwick, RI  02886

BUILIDING & LEASED Premises: Approximately 1,440 rentable square feet on the 2nd floor (the "Premises") in the building located at 615 Jefferson Boulevard, Warwick, RI 02886 #203.

TERM:                               Three Years
                                    Commencement Date         June 1, 2002
                                    Expiration Date           May 31, 2005

MONTHLY BASE RENT:  rent  /  sf  =  $12.00 NNN
                           Condo fee =  $1.91  +  RE tax  =  $2.50
                           Annual Rent  =  $23,630.40
                           Monthly Rent  =  $1,969.20
                           Increase amount due on Security Deposit:  $0.00
                           The new Tax Base is $3,599.29
                           The Condominium fee Base is $2,756
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REAL ESTATE TAXES &
CONDOMINUM FEES:                    Tenant is responsible for any increases over
                                    the Base Year 1999 Real Estate taxes (actual
                                    2000 / 2001) = $3,599.29  and Base Year 2002
                                    Condominium Fees (actual 2001 = $2,756). Any increases after the Base Year 2001 will be billed by Landlord to Tenant.

BROKER:                             NA

RENT COMMENCES:                     June 1, 2002

PROPORTIONATE SHARE:                6.84%

UTILITES:                           All Utilities will be paid by Tenant.

PERMITTED USE OF THE PREMISES:      For  general  office  use  only  and not for
                                    retail   sales  or  bulk   storage  or  uses
                                    requiring     above    building     standard
                                    structural, electrical or HVAC facilities.

TENANT INSURANCE REQUIREMENTS:      Public Liability Insurance
                                    Bodily Injury:   $500,000
                                    Property Damage: $500,000

SECURITY DEPOSIT:                   $3,412.80

GUARANTOR:                          Rhode Island Student Loan Authority



This Lease Renewal is on the same terms and conditions as the Initial Lease Term dated and signed by both parties June 1, 1999.
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IN WITNESS  WHEREOF the  parties  hereto have set their hands and seals in three counter part copies, each of which counterpart copy shall be deemed an original for all purposes, as of the date and year first above written:

Landlord:

By /s/ Marianne B. Jardine
   ----------------------------------
                                           Marianne B. Jardine as Trustee

Tenant:

By:/s/ Charles P. Kelley
   ----------------------------------
   /s/ Executive Director                  Rhode Island Student Loan Authority

STATE OF FLORIDA
COUNTY OF LEE

In  ____________________________________________________________  in said County
____________________________   and  State,  on  the   _________________  day  of
_____________        2002,       before       me       personally       appeared
________________________________________________, to me known and known by me to be the party executing the foregoing instrument, for and on behalf of __________________________________________ and acknowledge said instrument, by executed,  to be the  free  act and  deed,  free  act and  deed in  capacity  as
aforementioned,       and      the      free      act      and      deed      of
_________________________________________________

                                       Notary Public
                                       Commission expires ___________________

STATE OF RHODE ISLAND
COUNTY OF KENT

In ______________________________________________________________ in said County
______________________________  and  State,  on  the  _________________  day  of
______________       2002,       before       me       personally       appeared
_________________________________________________,  to me known  and known by me to be the party executing the foregoing instrument, for and on behalf of __________________________________ and acknowledge said instrument, by executed, to be the free act and deed, free act and deed in capacity as aforementioned, and the free act and deed of ________________________________________________

                                       Notary Public
                                       Commission expires___________________